                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                                     FORM 8-K
                                                  CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                                                 December 8, 2006
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                                 Date of Report (Date of earliest event reported)

                                              HANCOCK HOLDING COMPANY
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                              (Exact name of registrant as specified in its charter)

              Mississippi                          0-13089                            64-0169065
   -------------------------------         ------------------------        --------------------------------
   (State or other jurisdiction of         (Commission File Number)         (I.R.S. Employer Identification
           incorporation)                                                               Number)

                                       One Hancock Plaza, 2510 14th Street,
                                            Gulfport, Mississippi 39501
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                                (Address of Principal Executive Offices)(Zip Code)

                        Registrant's telephone number, including area code: (228) 868-4000

                          --------------------------------------------------------------
                           (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;
Compensatory Arrangements of Certain Officers.

On November  7, 2006,  the  Compensation  Committee  of the Board of  Directors  of Hancock  Holding  Company  (the
"Company")  approved  discretionary  contributions  to the  Nonqualified  Deferred  Compensation  Plan (the "Plan")
supplemental  contribution  accounts for certain key  executives.  The  contributions  were credited on December 8,
2006. The  supplemental  contribution  account is a feature within the Plan,  under which Hancock  Holding  Company will credit pre-tax contributions to accounts of select executives on an annual basis.

The supplemental  contribution account feature provides these executives with post-employment  benefits designed to complement  and  coordinate  with the  tax-qualified  Hancock  Bank  Pension  Plan and the Hancock Bank 401(k) Plan
Savings and  Investment  Plan. The plan's  supplemental  contributions,  when combined with these other  retirement income sources, are designed to target a percentage of final compensation each year following retirement.

Each  contribution  to the  supplemental  contribution  account is subject to annual  approval by the  compensation committee.  Supplemental  contributions  under the plan are based on the  annual  amount  needed  to  accumulate  a balance  sufficient to produce a target retirement  benefit  beginning at age 65 retirement and continuing  through the first fifteen  post-employment  years.  The annual target benefit for each  participant is 55% of final average compensation  at age 65  retirement.  The target  benefit is achieved  through  contributions  to the  supplemental contribution  account,  projected annual benefit from the tax-qualified Hancock Bank Pension Plan Pension Plan, and the projected  value of the company match made to the Hancock Bank 401(k) Savings and Investment  plan, if paid out over a fifteen  year  period.  "Final  average  compensation"  is the  estimated  average of base salary and annual incentive  bonus for the 3 final  consecutive  years of  employment  with the  company,  assuming  an  increase  in compensation of 5% per year.

While the  contributions  will be credited over a 10 year period upon  approval by the Board of Directors,  vesting of the  contributions  will not begin  until age 50 and will fully vest at age 65. The  following  executives  were credited with contributions to their supplemental contribution account on December 8, 2006:

                                                                                     Contribution
Name                      Title                                                         Amount
------------------------- --------------------------------------------------------- ----------------
Carl Chaney               Executive Vice President and CFO                                 $108,932
John Hairston             Executive Vice President and COO                                  $97,063
Richard Hill              Executive Vice President, Senior Retail Officer                   $75,798
Alfred Rath               Executive Vice President, Chief Credit Officer                    $26,582
Clifton Saik              Executive Vice President, Senior Trust Officer                   $119,549

The  foregoing  description  of the Plan is qualified in its  entirety by the terms and  conditions  of the Plan, a copy of which was filed as Exhibit 99.1 to the Form 8-K filed by the company on December 21, 2005.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            HANCOCK HOLDING COMPANY
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                                                                  Registrant

                                                              /s/ Paul D. Guichet
                                                 -------------------------------------------------
DATE: December 8, 2006                                          Paul D. Guichet
                                                      Vice President - Investor Relations